Exhibit 99.3
Second Quarter 2007 Earnings Release July 27, 2007

Earnings Call Agenda Introduction and Overview Chuck Raymond - Chairman, President & Chief Executive Officer Operations Review John Handy - Executive Vice President Financial Review Mark Urbania - Senior Vice President & Chief Financial Officer Questions and Answers

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward- Looking Statements": Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K filed with the Securities and Exchange Commission on March 2, 2007.

Second Quarter 2007 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

Second Quarter 2007 - Highlights 2006 2007 Operating Income 23.3 22.9 2006 2007 Fourth Quarter 289.8 295.7 ($ in Millions) 2006 2007 Fourth Quarter 0.29 0.29 ($ in Millions) Adjusted EPS matches record 2006 second quarter Adjusted EPS Cost controls, EDGE savings and rate improvement nearly offset volume softness TP1 fleet enhancement initiative completed Refinancing launched IT, vessel safety and military logistics excellence awards received H.S.I. acquisition completed ($) 2.0% 1.7%

Second Quarter 2007 Earnings Release John Handy Executive Vice President Operations Review

Agenda Volume Revenue Horizon EDGE TP-1 Equipment Performance Metrics Awards / Recognition

2006 2007 East 75604 72894 Second Quarter - Volume Update Alaska Cargo mix improved with higher 45' container lift as we reduce automobile shipments Market share improved slightly Southbound seafood increased slightly from Q206 Hawaii volume impacted by softened economic growth with some rebound towards the end of the quarter Guam volume remains strong with growth in military and vehicle segments Puerto Rico remains slow to recover from reduced consumer spending 3.6%

2006 2007 East 3426 3610 Second Quarter - Revenue Rates continue to improve across the company Cargo mix: positive impact Contract renewals: very solid, with moderate rate increases 5.4%

Horizon EDGE Update Sales and Marketing Order Fulfillment Domestic Ports Offshore Ports Note: Not to scale Supply Chain May -Dec 2006 2007 2008 Customer segmentation study, design, and implementation Effective price setting, execution and monitoring Sales management process: policies, procedures, organization Reducing billing errors, compression of cycle time Reducing accounts receivables DSO cycle Stevedoring costs/lift productivity Schedule integrity, vessel stowage Equipment utilization, rationalization, and tracking Network and route optimization: trucking costs and contracts Stevedoring costs/lift productivity Schedule integrity, yard and maintenance cost management EXCEEDING EXPECTATIONS

TP1 Fleet Enhancement Update Execution of the new TP1 Service phase-in completed Performance of vessels meets expectations Nov Dec Jan Feb Mar Apr May Jun Jul New TP1 Commences Ex Asia PEX Service Commences Horizon Falcon Horizon Hunter Horizon Hawk Horizon Eagle Horizon Tiger FULLY IMPLEMENTED

Horizon Tiger

Equipment Modernization 2003 2004 2005 2006 1Q '07 2Q '07 Refrigerated 300 900 1200 0 300 707 2003 2004 2005 2006 2007-2H Dry 0 0 1000 2800 2200 2Q '06 2Q '07 Old 145 142 New 61 62 Investment in our business continues with 707 new refrigerated containers ("reefers") and 238 new flat racks added during the second quarter of 2007 Maintenance costs per load have improved significantly 2Q '06 2Q '07 old 41 37 new 9 10 Old Old New New Old New Old New

2006 2007 Utilization 0.89 0.78 Second Quarter - Vessel Performance 2006 2007 Vessl Avail 0.996 0.999 2006 2007 On-Time 0.87 0.94 (1) New TP1 provided 12.6% more capacity than 2006; based on Q206 capacity, Q207 utilization would be 87.9% 0.3% 12.4% 8.1% (1)

Awards / Recognition CIO magazine's 2007 CIO 100 award Chamber of Shipping of America John Devlin Safety Achievement Award Army Air Force Exchange Service (AAFES) Logistics Excellence Award 2007

Second Quarter 2007 Earnings Release M. Mark Urbania Senior Vice President & Chief Financial Officer Financial Review

Financial Highlights Adjusted EPS of $.29 matches record 2006 second quarter Operating revenue grows by 2.0% despite volume softness Stringent cost controls, Horizon EDGE benefits, cargo mix upgrade and rate increases combine to more than offset volume softness Capital structure continues to improve Refinancing underway that will yield significant interest savings

Operating Revenue 2006 2007 Fourth Quarter 289.8 295.7 2006 2007 East 564.8 569.4 ($ in Millions) 2.0% 0.8%

Operating Revenue Revenue Change ($ in Millions) Revenue Change ($ in Millions) Revenue Change ($ in Millions) Revenue Change ($ in Millions) Second Quarter 2007 Six Months 2007 Rate and Cargo Mix Improvement $ 14.4 $ 27.7 Other / Non-Transportation Revenue 1.7 2.0 Volume Variance (9.2) (25.1) Fuel Recovery (1.0) -- Total Revenue Increase $ 5.9 $ 4.6 Cargo mix improvement and rate increases more than offset volume shortfall

Adjusted Operating Income(1) 2006 2007 Fourth Quarter 23.3 22.9 2006 2007 East 39.2 39.4 ($ in Millions) 1.7% 0.5% (1) See reconciliation of Operating Income to Adjusted Operating Income on page 29.

2006 2007 East 40.7 40 Adjusted EBITDA(1) (1)See reconciliation of Net Income to EBITDA on page 31. 2006 2007 East 72.5 73.7 ($ in Millions) 1.7% 1.7%

Adjusted Net Income(1) 2006 2007 East 9.7 10 (1)See reconciliation of Net Income to Adjusted Net Income on page 30. 2006 2007 East 13.3 14.4 ($ in Millions) 3.1% 8.3%

Adjusted EPS(1) 2006 2007 First Qtr 0.29 0.29 (1) See reconciliations on pages 27 and 28. 2006 2007 East 0.4 0.42 ($) 5.0%

Free Cash Flow Free Cash Flow ($ in Millions) Free Cash Flow ($ in Millions) Free Cash Flow ($ in Millions) Free Cash Flow ($ in Millions) Free Cash Flow ($ in Millions) Six Months June 24, 2007 Six Months June 25, 2006 Adjusted EBITDA $ 73.7 $ 72.5 Stock Compensation 1.2 0.4 Working Capital (40.0) (14.3) Vessel Payments in Excess of Accrual (33.2) (6.4) TP1 Related Costs (4.4) -- Capital Expenditures (10.4) (7.2) Net Proceeds from Sale of Fixed Assets 2.3 1.1 Dry-Dock Expenditures (9.1) (12.1) Income Taxes (0.4) -- Interest (16.5) (19.5) Free Cash Flow (36.8) 14.5 Dividends (7.4) (7.4) Debt Payment (30.6) (2.6) Financing Transaction Costs -- (1.8) Net Cash Flow $ (74.8) $ 2.7

2007 Financial Guidance Financial Guidance ($ in Millions except EPS) Third Quarter Year Revenue $314 - $322 $1,190 - $1,200 EBITDA(1) $49 - $52 $168 - $173 Diluted EPS(1) $0.56 - $0.63 $1.46 - $1.58 Free Cash Flow N/A $30 - $37 Guidance excludes loss on extinguishment of debt on the $25 million debt prepayment, and the impact of the refinancing.

Financial Appendix

Income Statement Summary - Second Quarter Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Quarter Ended June 24, 2007 Quarter Ended June 25, 2006 Quarter Ended June 24, 2007 Quarter Ended June 25, 2006 Operating Revenue $ 295.7 $ 289.8 $ 295.7 $ 289.8 Operating Expense 272.8 267.4 272.8 266.5 Operating Income 22.9 22.4 22.9 23.3 Other Expense 12.2 12.1 11.7 12.1 Pretax Income 10.7 10.3 11.2 11.2 Income Tax Expense 1.1 3.9 1.2 1.5 Net Income $ 9.6 $ 6.4 $ 10.0 $ 9.7 Earnings Per Share - Basic $ .28 $ .19 $ .30 $ .29 Earnings Per Share - Diluted $ .28 $ .19 $ .29 $ .29 Shares Outstanding - Basic 33,635,168 33,544,170 33,635,168 33,544,170 Shares Outstanding - Diluted 34,312,038 33,621,120 34,312,038 33,621,120 EBITDA $ 39.5 $ 39.8 $ 40.0 $ 40.7 Operating Ratio 92.3% 92.3% 92.3% 92.0% (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to retroactively apply tonnage tax. ($ in Millions, Except per Share Amounts)

Income Statement Summary - Six Months Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Six Months Ended June 24, 2007 Six Months Ended June 25, 2006 Six Months Ended June 24, 2007 Six Months Ended June 25, 2006 Operating Revenue $ 569.4 $ 564.8 $ 569.4 $ 564.8 Operating Expense 530.0 526.5 530.0 525.6 Operating Income 39.4 38.3 39.4 39.2 Other Expense 23.5 23.8 22.9 23.8 Pretax Income 15.9 14.5 16.5 15.4 Income Tax (Benefit) Expense (0.7) 5.7 2.1 2.1 Net Income $ 16.6 $ 8.8 $ 14.4 $ 13.3 Earnings Per Share - Basic $ .49 $ .26 $ .43 $ .40 Earnings Per Share - Diluted $ .49 $ .26 $ .42 $ .40 Shares Outstanding - Basic 33,623,917 33,544,170 33,623,917 33,544,170 Shares Outstanding - Diluted 34,252,637 33,586,992 34,252,637 33,586,992 EBITDA $ 73.2 $ 71.6 $ 73.7 $ 72.5 Operating Ratio 93.1% 93.2% 93.1% 93.1% (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to retroactively apply tonnage tax. ($ in Millions, Except per Share Amounts)

Adjusted Operating Income Results Quarter Ended June 24, 2007 Quarter Ended June 25, 2006 Six Months Ended June 24, 2007 Six Months Ended June 25, 2006 Operating Income $ 22.9 $ 22.4 $ 39.4 $ 38.3 Adjustments: Transaction Related Expense -- 0.9 -- 0.9 Total Adjustments -- 0.9 -- 0.9 Adjusted Operating Income $ 22.9 $ 23.3 $ 39.4 $ 39.2 (1) Adjusted to exclude non-recurring secondary offering expenses. ($ in Millions)

Adjusted Net Income Results Quarter Ended June 24, 2007 Quarter Ended June 25, 2006 Six Months Ended June 24, 2007 Six Months Ended June 25, 2006 Net Income $ 9.6 $ 6.4 $ 16.6 $ 8.8 Adjustments: Loss on Extinguishment of Debt 0.5 -- 0.5 -- Transaction Related Expense -- 0.9 -- 0.9 Tax Impact of Adjustments (0.1) -- (0.1) -- Tonnage Tax Adjustments: 2007 Deferred Tax Revaluation Benefit -- -- (2.6) -- 2006 Proforma Impact -- 2.4 -- 3.6 Total Adjustments 0.4 3.3 (2.2) 4.5 Adjusted Net Income $ 10.0 $ 9.7 $ 14.4 $ 13.3 (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to retroactively apply tonnage tax. ($ in Millions)

Net Income / EBITDA Reconciliation Quarter Ended June 24, 2007 Quarter Ended June 25, 2006 Six Months Ended June 24, 2007 Six Months Ended June 25, 2006 Net Income $ 9.6 $ 6.4 $ 16.6 $ 8.8 Interest Expense, Net 11.7 12.3 22.9 24.0 Tax Expense (Benefit) 1.1 3.9 (0.6) 5.7 Depreciation and Amortization 17.1 17.2 34.3 33.1 EBITDA 39.5 39.8 73.2 71.6 Loss on Extinguishment of Debt 0.5 -- 0.5 -- Transaction Related Expense -- 0.9 -- 0.9 Adjusted EBITDA $ 40.0 $ 40.7 $ 73.7 $ 72.5 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding Corp. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

Second Quarter 2007 Earnings Release Questions & Answers